                                                                   Exhibit 10.31


                              (Summary Translation)

                         FOREIGN CURRENCY LOAN CONTRACT

                    CONTRACT NO.: 2007 YU HUI XIN ZI NO. 001


Borrower:                 Jiangxi LDK Solar High-tech Co, Ltd.

Business License Number:  Qi Du Gan Yu Zong Zi No. 000108

Legal Representative:     Xiaofeng Peng

Domicile:                 Meiyuan Subdistrict, High-Tech Economic Development
                          Area, Xinyu City

Opening Bank and Account  Bank of China, Xinyu Branch  743045478628091001
Number.:

Tel:                      0790-6441025


Lender:                   Bank of China, Xinyu Branch

Legal Representative or   Zhigang Zhang
Responsible Person:

Domicile:                 2 Xian Lai Zhong Road, Xinyu City

Tel:                      0790-6441025


This Contract is made by and between the Borrower and the Lender through equal consultation on the matter of distribution of foreign currency loans from the Lender to the Borrower.

ARTICLE 1   CURRENCY AND AMOUNT

The loan currency shall be US dollar.

The total amount of the loans shall be eight million seven hundred and fifty thousand US dollars (USD 8,750,000.00).

ARTICLE 2   TERM OF LOANS

The duration of the loans hereunder is 24 months, commencing from the agreed drawdown date to the last payment date as agreed by both parties. If the drawdown date as agreed by both parties refers to a specified period, the drawdown date shall refer to the initial date of such drawdown period.

ARTICLE 3   PURPOSES

The loan hereunder shall be applied towards the following purpose:

The 2nd phase of 100 MW project of the Company and equipment purchase.

The Borrower shall not change the use of such loan without written consent from the Lender.

ARTICLE 4   INTEREST RATE AND CALCULATION METHOD

This facility adopts a interest calculation method as follows: 10% higher than the floating interest rate for 3-month period for foreign currency loan with a maturity of 2 years as published by the Bank of China, and the interest rate for this term is 8.73125% per annum.

Interest shall be calculated from the actual drawdown date based on the drawdown amount and the actual number of days elapsed of a 360-day year.

Where interest calculation method adopts the interest rate for 3 month floating period, then, upon expiry of every three month period starting from the effectiveness hereof, the interest rate for the next floating period shall be determined on the basis of the then floating interest rate for 3-month period for foreign currency loan with a maturity of 2 years as published by the Bank of China.

The Borrower shall adopts the following payment method:

The Borrower shall pay interest on a quarter basis, the days of March 20, June 20, September 20 and December 20 of each year shall be the interest payment dates. If the last payment date for the loan principle does not fall into any abovementioned interest payment date, then the Borrower shall repay all the interest accrued on the principle on the last payment date.

ARTICLE 5   CONDITIONS PRECEDENT TO DRAWDOWN

The Lender shall have the right to refuse the drawdown applied by the Borrower if the Borrower fails to satisfy the conditions as follows:

1. A written application for drawdown 3 days in advance, together with relevant documentation evidencing the use of such loan;

2.    This Contract and its appendices have become effective;

3. The Guarantee Contract specified in Article 9 hereunder has become effective;

4. The Borrower has opened a bank account to be used for drawdown, interest and fee payment, as well as repayment pursuant to request of the Lender;

5.    The Borrower has provide the Lender with following written documents:

      (1) Resolution and authorization letter of the Board of Directors or another competent department approving the execution and performance of this Contract;

      (2) Name list of the persons who have the authorization to sign this Contract and other documents and bills relevant hereto, along with their specimen signatures;

      (3) Evidence in support of the fulfilment of budget funds for the loan project (including funds raised by the Borrower itself);

      (4) Certificates approving the construction land use, layout and construction designing plan;

6.    There is no default event as set forth in Article 12 hereunder;

7. Any other conditions precedent to drawdown as stipulated by laws or agreed by the parties have been satisfied.

ARTICLE 6   DRAWDOWN SCHEDULE

The Borrower shall make a drawdown in accordance with (1) of this Article:

      (1)   The Borrower shall draw the facility in a lump sum on February
            5, 2007;

      (2) The Borrower shall draw all the facility within ____ months from the day of ______ as provided herein. The Lender shall have the right to refuse to distribute any facilities not withdrawn within the said time period. In the event that the Lender assents to distribute the aforesaid facility, it shall be entitled to charge the Borrower a fee at a rate of _/__ per day for those facilities not withdrawn; for those facilities the Lender refuses to distribute, the Lender has the right to charge the Borrower at a rate of __/___.

ARTICLE 7   DRAWDOWN PROCEDURE

The Borrower shall send a Drawdown application as required by the Lender for every single drawdown, and shall fulfil all the other drawdown formalities.

ARTICLE 8   REPAYMENT

The Borrower shall repay the loans hereunder in strict compliance with the following repayment schedule:


Repayment     Repayment  Repayment            Repayment    Repayment   Repayment
Installments  Date       Amount               Installment  Date        Amount
First         February   USD
Installment   5, 2008    4,375,000
Second        February   USD
Installment   5, 2009    4,375,000

If the Borrower desires to adjust any part of the above repayment schedule, it shall send a written application 30 days prior to the maturity date of the corresponding facility. Unless otherwise agreed, any adjustment to such repayment schedule shall be confirmed by both parties in writing.

Where between the Borrower and the Lender there exist several loan contracts due, the Lender shall have the right to determine the sequence of performance of these contracts as to each repayment made by the Borrower.

The Borrower may repay loans in advance with a 15 day prior notice to the Lender. The Lender shall be entitled to a compensation amounting for ___/__ of the interest receivable on the advance repayment. The advance repayment shall first be used to compensate the loan with the latest due date, i.e. the loans shall be repaid in reverse order. The Borrower's application for advance repayment is irrevocable. The Borrower cannot apply to withdraw the amount that has been repaid in advance.

ARTICLE 9   SECURITY

The following forms of security have been adopted under this Contract:

1. Suzhou Liu Xin Industrial Limited Company and Jiangxi Liu Xin Industrial Limited provide unlimited joint liability guarantee and enter into a separate Guarantee Contract, the contract No. of which is 05NR07001 and 05NR07002;

2. The Borrower, as the pledgor, provides security by pledging its Silicon inventory and enters into a separate Pledge Contract with the Lender, the contract No. of which is 2007 YA ZI No. 001.

3.    Peng Xiaofeng provides individual joint liability guarantee.

4. The Borrower, as the mortgagor, will provide security by mortgaging its 10,000 sqm factory newly completed and equipment purchased in the 2nd phase of the construction project as well as a land of an area of 300 mu in the 3rd phase after completion of relevant formalities.

In the event of the worsening in guarantor's financial condition or inferior solvency due to any other reasons, or distinct decrease or even elimination of the guarantor's credibility by reason of any depreciation, damage or loss of the mortgaged or pledged properties, the Lender shall have the right to request the Borrower to change its guarantor or provide new assets or properties under mortgage or pledge in order to secure the loan hereunder.

ARTICLE 10  REPRESENTATION AND WARRANTIES

The Borrower represents and warrants as follows:

1.    It is a corporation duly incorporated and validly existing.

2.    It has obtained all the authorization required to execute this Contract.

3. All the documents, materials, reports and vouchers provided by it to the Lender are accurate, true, complete and valid.

4. It has not concealed any of the following events, existed or ongoing, which may have an influence on the judgment of its ability to perform this
      Contract:

      (1) Material irregular or illegal events or recourse claims involving the Borrower or its major leadership;

      (2) Any event of default under other contracts to which the Borrower is a signing party;

      (3) The debt borne by the Borrower, the contingent debt, or the mortgage or pledge provided to a third party;

      (4)   Pending litigation or arbitration;

      (5) Other conditions that may affect the financial status and the repayment ability of the Borrower.


THE BORROWER UNDERTAKES THE FOLLOWS:

1. To provide the latest financial statement every month upon the request of the Lender; to provide the audited financial report for the first half year in the first quarter of each year; to provide the documents and materials including, but not limited to, the operational status, financial reports and statements of the Borrower at any time upon the request of the Lender.

2. In the event that the Borrower has entered into or will enter into a counter guarantee agreement or a similar agreement with the guarantor under this Contract with regard to the Guarantor's guarantee liability, such agreement will not infringe upon any right of the Lender under this Contract.

3. To accept the examination and supervision by the Lender on credit, and to render adequate assistance and cooperation for such purpose.

4. In the event that the Borrower will reduce its registered capital or carry out a material change to its asset ownership or a material adjust of its business operations (including but not limited to, foreign investment or cooperation; separation, merger, acquisition or takeover; establishment of a joint stock company through restructuring, sponsoring or reforming; changing the type of business operations concerning leasing, contracting, affiliation or custody), the consent of the Lender must be obtained.

5. The Borrower shall not dispose self proprietary assets by way of reducing its ability to make repayment. In the event that the Borrower will provide guarantee or security by mortgaging or pledging its own assets for a third party, the Borrower will notify the Lender promptly, and undertakes that the total amount of the loan secured by such security will be no more than twice of its net assets.

6. The repayment of the loan to the lender shall take priority over repayment of loans of shareholders by the Borrower, and shall not be subordinate to that of loans of the same type provided by other creditors.

7. The Borrower undertakes that it will notify the Lender promptly if any of the following events occur:

        (1) A default has occurred under this Contract or any other contract;

        (2) There is a change in the subordination relationship, the senior management, the articles of association of the Borrower, or a substantial adjustment of the internal structure of the Borrower;

        (3) The Borrower has encountered a difficulty in its business operations, or the Borrower's financial conditions have deteriorate;

        (4) The Borrower is involved in material litigation or arbitration;

        (5) The Borrower's ability for repayment has been otherwise affected.

8. The Borrower shall deposit an amount of funds adequate for repayment at least 3 days prior to the expiry of the repayment period for the principle and interest thereof of each instalment of loan.

9. The relevant settlement matters of the Borrower under the present facility shall be dealt with by the Lender or other branches of Bank of China, whose settlement volume should meet the requirement of the Lender.

10. In the event that the net profit after tax of an accounting year is nil or negative, or the profit after tax is inadequate for making up the losses accumulated in the previous accounting years, or the profit before tax has not been used for the repayment of the principle, interest and expenses due in that accounting year, or the profit before the tax is inadequate for the repayment of the principle, interest and expenses of the next instalment of loan, the Borrower shall not distribute dividends or bonus to its shareholders in any form.

11. Registration of loans in foreign currency, approval for repayment of the principle and interest and other procedures shall be conducted with the foreign reserve administrative bureau promptly.


Article 11  Events of Default and Disposal Thereof

In the event that the Borrower fails to repay the interest in full on time, the Lender is entitled to calculate a compound interest with respect to the outstanding interest in line with the interest settlement method for the principle of the loan.

In the event that there is a delay in the repayment of the principle or the interest thereof, the Lender is entitled to collect a punitive interest with respect to the amount overdue by a proportion of 30% based on the original interest rate from the date on which the repayment becomes overdue. In the event that a floating interest rate has been adopted for the loan, the interest rate for the overdue loan shall be calculated based on the new floating interest rate, and the original floating period and the method for floating interest calculation shall remain unchanged; in the event that a fixed interest rate has been adopted for the loan, the interest rate for the overdue loan shall be calculated based on the interest under the original loan agreement.

In the event that the Borrower fails to utilize the loan in accordance with this Contract, the Lender is entitled to collect a default fine with respect to the loan being embezzled by a proportion of 50% based on the original interest rate.

If any of the following events occur, the Lender is entitled to stop the Lender from withdrawing the balance amount or cancel the balance amount under the facility, and announce that all the principle and interest thereof under this Contract become due immediately:

1. The Borrower has delayed in repaying the principle and interest thereof for more than 30 days;

2. The amount not repaid or embezzled by the Borrower has reached a total of US$500,000;

3. The statements of the Borrower set forth in Article 11 is inauthentic or contrary to its undertakings;

4. A default by the Borrower has occurred under other contracts;

5. A default by the guarantor, mortgagor or pledger occurred under the security agreement has affected the Borrower's ability to perform its obligations under this Contract;

6. The Borrower has terminated its business operations, or has been dissolved or abolished, or has become bankrupt.

7. The financial conditions of the Borrower or the Guarantor have deteriorated dramatically.

8. The mortgaged or pledged property has depreciated or has been damaged, destroyed, sealed or frozen, and the Borrower has failed to provide new security upon the request by the Lender;

9. There is a significant delay in the project construction, or the construction expenditure of the project has exceeded the budget as permitted by the Lender;

10. The construction quality of the project has failed to meet the standards of the state or the industry.


Article 12  Transfer

The Borrower agrees that any amount to be repaid by the Borrower under this Contract can be transferred directly by the Lender from the bank account opened by the Borrower with any branch of Bank of China.

Article 13  Tax

The tax and expenses in connection with the execution, performance and resolution of disputes of this Contract, including but not limited to, stamp duty, interest withholding tax, litigation costs, enforcement costs, legal service fee and certification fee shall all be paid or repaid by the Borrower.


Article 14  Set-Off, Transfer and Reservation of Rights

The Borrower shall pay in full all the amount due under this Contract and shall not claim for set-off unless it has been consented by the Lender otherwise.

In absence of a written consent by the Lender, the Borrower shall not transfer its obligations under this Contract to a third party.

Any tolerance, indulgence, favourite or delayed exercise of any right under this Contract rendered by the Lender to the Borrower shall not affect, infringe upon or limit any right or interest of the Lender under this Contract and the laws and regulations, and shall not be regarded as a waiver of the Lender to its rights or interests under this Contract, and shall not exempt the Borrower from any of its obligations under this Contract.


Article 15  Amendment and Rescindment

This Contract can be amended, supplemented or rescinded upon mutual agreement by both Parties in writing. Any amendment or supplement to this Contract shall constitute an integrated part of this Contract.

The invalidity of any clause of this Contract shall not affect the validity of any other clause.


Article 16  Applicable Law, Dispute Resolution and Jurisdiction

This Contract shall be governed by the law of the P.R.C.

Any dispute or controversy arising out of or in respect of this Contract shall be resolved through friendly consultations by both Parties. In case of a failure in consultations, both Parties agree to resolve the dispute through method number (1) as set forth below:

      (1). To bring a lawsuit before the people's court in the place where the Lender is premised.

      (2).  To submit the dispute to the arbitration tribunal of _ /_.

Article 17 Attachment

The following attachments and any other attachment as mutually confirmed by both Parties shall constitute an integrated part of this Contract, and have the same effect of this Contract.

(1) Loan Receipts; and

(2) Letter of Undertakings.


Article 18 Effectiveness of Contract

This Contract shall become effective upon the execution by the legal representative or the authorized person of each Party and being sealed.

This Contract shall be executed in two counterparts with one copy to be held by each Party, and the two counterparts shall have the same effect.


Article 19 Special Notice

The Borrower has consulted with the Lender sufficiently with respect to all the clauses of this Contract.

The Lender has brought to the Borrower's special attention on all the clauses concerning the rights and obligations of each Party, and requested the Borrower to comprehend such clauses fully and accurately. The Lender has explained the aforesaid clauses upon the request by the Borrower.

Each Party to this Contract has exactly the same understanding of the clauses of this Contract.


Borrower: (Company seal)                  Lender: (Bank seal)

By legal representative (or authorized    By legal representative (or authorized
person) :                                 person) :

(Xiaofeng Peng seal)                        /s/  Yongxin Li
--------------------                      ---------------
February 5, 2007                          February 5, 2007